CONCENTRATIONS OF CREDIT RISK	12 Months Ended
Dec. 31, 2018
CONCENTRATIONS OF CREDIT RISK [Abstract]
CONCENTRATIONS OF CREDIT RISK
NOTE 19 – CONCENTRATIONS OF CREDIT RISK

Credit risk is the risk to earnings and capital arising from an obligor’s failure to meet the terms of any contract with our organization or otherwise fail to perform as agreed. Credit risk can occur outside of our traditional lending activities and can exist in any activity where success depends on counterparty, issuer or borrower performance. Concentrations of credit risk (whether on- or off-balance sheet) arising from financial instruments can exist in relation to individual borrowers or groups of borrowers, certain types of collateral, certain types of industries or certain geographic regions. Credit risk associated with these concentrations could arise when a significant amount of loans or other financial instruments, related by similar characteristics, are simultaneously impacted by changes in economic or other conditions that cause their probability of repayment or other type of settlement to be adversely affected. Our major concentrations of credit risk arise by collateral type and by industry. The significant concentrations by collateral type at December 31, 2018, include $989.3 million of loans secured by residential real estate and $180.3 million of construction and development loans.

Additionally, within our commercial real estate and commercial loan portfolio, we had significant standard industry classification concentrations in the following categories as of December 31, 2018: Lessors of Nonresidential Real Estate ($340.4 million); Lessors of Residential Real Estate ($139.8 million); Construction ($100.0 million); Manufacturing ($72.0 million); Health Care and Social Assistance ($71.1 million) and Accommodation and Food Services ($70.1 million). A geographic concentration arises because we primarily conduct our lending activities in the State of Michigan.